33

                    SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934

Filed by the Company          X
Filed by a Party other than the Company  n

Check the appropriate box:
X  Preliminary Proxy Statement
n  Definitive Proxy Statement
n Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
n  Definitive Additional Materials
n  Soliciting Material Pursuant to 14a-11(c) or Rule 14a-12

                Marci International Imports, Inc.
        (Name of Registrant as Specified in its Charter)

                     Capston Network Company
             (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):
n  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
   14a-6(i)(2)
n  $500 for each party to the controversy pursuant to Exchange
   Act Rule 14a-6(i)(3)
n  Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1)Title of each class of securities to which transaction applies:
   (2)Aggregate number of securities to which transaction applies:
   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
   (4)Proposed maximum aggregate value of transaction:
   (5)Total fee paid:
n  Fee paid previously with preliminary materials.
n Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1)Amount previously paid:
   (2)Form, Schedule or Registration Statement No.:
   (3)Filing Party:
   (4)Date Filed:
Dear Fellow Shareholders;

    You are cordially invited to attend a Special Meeting of the Shareholders (the "Meeting") of Marci International Imports, Inc., an inactive Georgia corporation (the "Company"). The Meeting will be held at TO BE DETERMINED, 1997, in the TO BE DETERMINED of the TO BE DETERMINED, ____________., TO BE DETERMINED, Florida.

    The Company has not engaged in any business activities since filing a voluntary bankruptcy petition in September, 1989. At present, the Company has no assets, liabilities, management or ongoing business operations. As a result, your shares have been worthless for several years. At the Meeting you will be asked to approve a plan (the "Plan") proposed by Capston Network Company of Clearwater, Florida ("Capston"), a Stockholder of the Company, whereby the Company will be restructured as a "clean public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets.

    If this Plan is successfully implemented, you may be able to salvage some of the value that your Marci shares once represented. However, there can be no assurance the Plan will be approved by the Shareholders or successfully implemented. Moreover, even if the Plan is approved and successfully implemented, there can be no assurance that the value of your Marci shares will increase. In any event, Capston cannot go forward with the Plan without first obtaining Stockholder approval. Therefore, it is critically important that you read the enclosed Proxy Statement and promptly mark your vote, sign and return your Proxy Card.

     While the elements of the Plan will be presented to Shareholders as separate proposals, the Plan is an integrated whole and if all elements of the Plan are not approved, Capston may abandon the Plan in its entirety. The specific matters to be considered by the Shareholders are:

1. To ratify the actions of Capston in (i) effecting a renewal, revival and restoration of the Company's Certificate of Incorporation and (ii) filing the reports and other documents necessary to bring the Company current with respect to its reporting obligations under the Securities Exchange Act of 1934;

2. To amend the CompanyOs by-laws to authorize the election of a single-member Board of Directors and to elect Sally A. Fonner, the president of Capston, to serve as the sole member of the Board of Directors until the next Annual Meeting of the Shareholders, or until her successor is elected and qualified;

3. To consider and vote upon proposed an Amendment to the Company's Certificate of Incorporation that will effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 18 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares issued and outstanding;

4. To consider and vote upon a proposal to issue approximately 300,000 shares of Common Stock to persons designated by Capston as compensation for services rendered and to be rendered in connection with the implementation of the Plan;

5. To consider and vote upon a proposal which will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect.

6. To consider and vote upon a proposal that will give the Board of Directors discretionary authority to (i) change the Company's name and (ii) issue an indeterminate number of shares of Common Stock to unrelated third parties, all without additional Stockholder approval, in connection with a business combination transaction of the type contemplated by the Plan;

7. To  consider  and vote upon a proposal to adopt  an  Incentive
   Stock Plan for the Company; and

8. To consider and vote upon a proposed Amendment to the Company's Certificate of Incorporation that will increase the authorized capital stock to 25,000,000 shares of $0.01 par value Common Stock and 5,000,000 shares of $0.01 par value Preferred Stock.

    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO PROMPTLY MARK YOUR VOTE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AND YOUR SHARES MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES. A STOCKHOLDER MAY REVOKE A PROXY BY DELIVERING TO CAPSTON A WRITTEN NOTICE OF REVOCATION, DELIVERING TO CAPSTON A SIGNED PROXY OF A LATER DATE OR APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.


_______________________________
Capston Network Company
Sally A. Fonner, President
                MARCI INTERNATIONAL IMPORTS, INC.
                    1612 North Osceola Avenue
                    Clearwater, Florida 34615

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   To Be Held on _______, 1997

    Notice is hereby given that a Special Meeting of the Shareholders of Marci International Imports, Inc., an inactive Georgia corporation (the "Company"), will be held at TO BE
DETERMINED, ______, 1997, in the TO BE DETERMINED of the TO BE DETERMINED., TO BE DETERMINED, Florida, for the following purposes:

1. To ratify the actions of Capston in (i) effecting a renewal, revival and restoration of the Company's Certificate of Incorporation and (ii) filing the reports and other documents necessary to bring the Company current with respect to its reporting obligations under the Securities Exchange Act of 1934;

2. To amend the CompanyOs by-laws to authorize the election of a single-member Board of Directors and to elect Sally A. Fonner, the president of Capston, to serve as the sole member of the Board of Directors until the next Annual Meeting of the Shareholders, or until her successor is elected and qualified;

3. To consider and vote upon proposed an Amendment to the Company's Certificate of Incorporation that will effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 18 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares issued and outstanding;

4. To consider and vote upon a proposal to issue approximately 300,000 shares of Common Stock to persons designated by Capston as compensation for services rendered and to be rendered in connection with the implementation of the Plan;

5. To consider and vote upon a proposal that will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect.

6. To consider and vote upon a proposal that will give the Board of Directors discretionary authority to (i) change the Company's name and (ii) issue an indeterminate number of shares of Common Stock to unrelated third parties, all without additional Stockholder approval, in connection with a business combination transaction of the type contemplated by the Plan; and

7. To  consider  and vote upon a proposal to adopt  an  Incentive
   Stock Plan for the Company; and

8. To consider and vote upon a proposed Amendment to the Company's Certificate of Incorporation that will increase the authorized capital stock to 25,000,000 shares of $0.01 par value Common Stock and 5,000,000 shares of $0.01 par value Preferred Stock.

    A record of Shareholders has been taken as of the close of business on _________, 1997, and only those Shareholders of record on that date will be entitled to notice of and to vote at the Meeting. A Shareholders' list will be available commencing _________, 1997, and may be inspected during normal business hours prior to the Meeting at the offices of the Company, 1612 North Osceola Avenue, Clearwater, Florida 33755.

    If you do not expect to be present at the Meeting, please mark your vote, sign and date the enclosed Proxy Card and return it promptly in the enclosed stamped envelope which has been provided for your convenience. The prompt return of Proxy Cards will ensure the presence of a quorum and save Capston the expense of further solicitation.

Clearwater, Florida                     By Order of Capston
Network Co.
________, 1997                          Sally A. Fonner,
President
                         PROXY STATEMENT

     This Proxy Statement is being mailed to all known Shareholders of Marci International Imports, Inc. ("Marci" or the "Company"), commencing on or about November __, 1997, in connection with the solicitation by Capston Network Company (OCapstonO) of proxies to be voted at a Special Meeting of Shareholders (the OMeetingO) to be held in _________________, Florida on ______, __, 1997, and at any adjournment thereof. The Meeting has been called by Capston for the purpose of ratifying certain actions taken by Capston and considering a plan proposed by Capston (the OPlanO) whereby the Company will be restructured as a Oclean public shellO for the purpose of effecting a business combination transaction with a suitable privately-held company.

    Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any Proxy on which no direction is specified will be voted: (i) for the ratification of CapstonOs actions in restoring the CompanyOs Certificate of Incorporation and filing the CompanyOs required reports with the Securities and Exchange Commission (the OSECO), (ii) for the proposed amendment to the CompanyOs By-laws and the election of the director nominee named herein; (iii) for a proposed Amendment to the Company's Certificate of Incorporation that will effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 18 shares presently outstanding; (iv) for ratification of a proposal to issue approximately 300,000 shares of Common Stock to persons designated by Capston as compensation for services rendered and to be rendered in connection with the implementation of the Plan;
(v) for the ratification of a proposal which will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect, (vi) for the ratification of a proposal that will give the Board of Directors discretionary authority to change the Company's name and issue an indeterminate number of shares of Common Stock to unrelated third parties in connection with a business combination transaction of the type contemplated by the Plan; (vii) for the proposal to adopt an Incentive Stock Plan for the Company; and (vii) for a proposed Amendment to the Company's Certificate of Incorporation that will increase the authorized capital stock to 25,000,000 shares of $0.01 par value Common Stock and 5,000,000 shares of $0.01 par value Preferred Stock; and (ix) in the discretion of such Proxies, for or against such other matters as may properly come before the meeting. A Stockholder may revoke a proxy by delivering to Capston written notice of revocation, delivering to Capston a signed proxy of a later date or appearing at the Meeting and voting in person.

    As of April 10, 1989, there were issued, outstanding and entitled to vote 5,181,085 shares of the CompanyOs common stock, par value $.01 per share (the OCommon StockO). According to the CompanyOs Annual Report on Form 10-K for fiscal year ended May 4, 1997, there are 358 record holders entitled to vote. Each share of Common Stock entitles the holder to one vote on each matter presented for consideration by the Shareholders. With the exception of Capston, no Stockholder has indicated a pre-approval of the proposals described in this Proxy Statement.

    The  required quorum for the transaction of business  at  the
Meeting  is  a majority of the shares of Common Stock issued  and outstanding on the Record Date (the OQuorumO). Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a Quorum. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention will have the same effect as a vote against the matter being voted upon.

                     CONDUCT OF THE MEETING

    At the date of this Proxy Statement, the Company does not have a Board of Directors and the plan of reorganization (the OPlanO) described herein has been proposed by Capston in its capacity as a Stockholder of the Company. The Plan has not been approved or ratified by any former officer or director of the Company, or any Stockholder other than Capston. Since Georgia law requires that amendments to a corporationOs articles of incorporation be proposed by the board of directors and then submitted to the shareholders for approval, Capston intends to call the Meeting to order and request an immediate vote on (i) the ratification of CapstonOs actions in restoring the CompanyOs Certificate of Incorporation and filing the CompanyOs required reports with the Securities and Exchange Commission (the OSECO),
(ii) the proposed amendment to the CompanyOs by-laws that will authorize the election of a single-member Board of Directors, and
(iii) the election of Sally A. Fonner to serve as the sole member of the CompanyOs Board of Directors until the next annual meeting of the Shareholders. If a Quorum is present at the Meeting and all three proposals are approved by the requisite Stockholder vote, the Meeting will be adjourned for a brief period, Ms. Fonner will assume her position as the sole director of the Company, the Board of Directors will then consider the Plan and recommend the amendments described herein to the Shareholders, and the Meeting will be reconvened for the purpose of considering and voting on the other proposals set forth herein. If a Quorum is not present, the Meeting may be adjourned for up to 30 days to permit the solicitation of additional proxies by Capston. If Capston is unable to obtain sufficient proxies to constitute a Quorum, or if a Quorum is present and all three proposals are not approved by the requisite Stockholder vote, then Capston will report the results of the Meeting to the SEC and abandon all further efforts on behalf of the Company.

                    SPECIAL INSTRUCTIONS FOR
         BROKERAGE FIRMS, CUSTODIANS AND OTHER NOMINEES.

    In connection with this Proxy Solicitation, Capston has made every reasonable effort to ascertain the identities and mailing addresses of the beneficial owners of shares of the CompanyOs Common Stock that are held of record in Ostreet nameO or other custodial accounts. With the assistance of American Stock Transfer and Trust Co., Depository Trust Company and ADP Proxy Services, all worthless securities positions have been restored to the brokerage firms and other custodians who originally held shares of the CompanyOs Common Stock on behalf of clients. Nevertheless, past experience has demonstrated that brokerage firms and custodians are not always able to readily identify and communicate with the beneficial owners of securities that were written off several years ago.

    Based on its review of the SECOs Proxy Regulations, and discussions with DTC, ADP and the Proxy Departments of several large brokerage firms, Capston has concluded that the most appropriate response from brokerage firms and other custodians who hold shares of the CompanyOs Common Stock for the accounts of unidentified or unlocatable clients will be to appear by Proxy with respect to all shares held of record, and to refrain from voting any shares of Common Stock that are held for the accounts of unidentified or unlocatable clients. By following this procedure, Capston believes that (i) the meeting will be less likely to fail because of a lack of a Quorum, (ii) brokerage firms and other custodians will not be required to exercise any authority on behalf of unidentified or unlocatable clients, and
(iii) the ultimate decision making authority with respect to the proposals set forth herein will be vested in a majority of the identifiable and locatable owners of the CompanyOs Common Stock who receive actual notice of the Meeting and vote on the proposals set forth herein.

BROKERAGE FIRMS AND OTHER CUSTODIANS ARE URGED TO APPEAR BY PROXY WITH RESPECT TO ALL SHARES OF THE COMPANYOS COMMON STOCK THAT ARE HELD OF RECORD BY THEM, BUT TO REFRAIN FROM VOTING ANY SHARES OF THE COMPANYOS COMMON STOCK THAT ARE HELD FOR THE ACCOUNT OF UNIDENTIFIED OR UNLOCATABLE CLIENTS. THIS ACTION WILL HELP ASSURE THE PRESENCE OF A QUORUM AND VEST THE ULTIMATE DECISION MAKING AUTHORITY IN THOSE HOLDERS OF THE COMPANYOS COMMON STOCK WHO RECEIVE ACTUAL NOTICE OF THE MEETING AND VOTE WITH RESPECT TO THE PROPOSALS SET FORTH HEREIN.

Corporate Background Information

    The Company conducted an initial public offering of its Common Stock on February 19, 1987 pursuant to an effective Form S-18 Registration Statement under the Securities Act of 1933, as amended (the OSecurities ActO). In connection with an application to list its Common Stock on the NASDAQ system, the Company also registered its Common Stock pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the OExchange ActO). The Company remained current with respect to its reporting obligations under the Exchange Act until 1988, when its last annual report on Form 10-K was filed with the SEC.

    After pursuing its business for approximately two years, the Company filed a voluntary petition under Chapter 11 of the Bankruptcy Act on March 16, 1989. This proceeding was filed in with the U.S. Bankruptcy Court for the Northern District of Georgia, Case # 89-02801. On August 29, 1990 the CompanyOs case under Chapter 11 was converted by an order of the Court to a case under Chapter 7 which subsequently closed July 14, 1995. As a result of the Bankruptcy, the Company has had no assets, liabilities or management, and has not engaged in any business activities since August 29, 1990.

    During the pendancy of the Bankruptcy, the Company did not file franchise tax returns with and pay the required franchise taxes to the State of Georgia. As a result, the CompanyOs corporate charter was revoked by order of the Secretary of State of the State of Georgia on January 9, 1992. Similarly, the Company did not file with the SEC either (a) the regular reports that are required of all companies that have securities registered under the Exchange Act, or (b) a certification on Form 15 terminating its registration under the Exchange Act. As a result, the CompanyOs reporting obligations under the Exchange Act continued, but were seriously delinquent.

    Acting in its capacity as the beneficial owner of 2,000 shares of the CompanyOs Common Stock, and without first receiving any consent, approval or authorization of any former officer or director of the Company, or any other Stockholder, Capston effected a renewal, revival and restoration of the CompanyOs Certificate of Incorporation pursuant to Section 14-2-1422 of Georgia Business Corporation Code, which provides "when the reinstatement is effective, it relates back to and takes effect as of the effective date of the administrative dissolution and the corporation resumes carrying on its business as if the administrative dissolution had never occurred" upon compliance with certain procedural requirements. In connection with its restoration of the CompanyOs corporate charter, Capston paid all past due taxes, fees and penalties on behalf of the Company and then filed a Certificate of Reinstatement. of the RegistrantOs Certificate of Incorporation on behalf of the Company. The total out-of-pocket costs incurred by Capston incurred in connection with the restoration of the CompanyOs charter was $245. The
Certificate of Reinstatement was filed in the office of the Secretary of State of the State of Georgia on January 3, 1997 and at the date of this Proxy Statement the Company is lawfully incorporated, validly existing and in good standing under the laws of the State of Georgia.

    After paying the CompanyOs franchise taxes and filing the Certificate of Reinstatement of the CompanyOs Certificate of Incorporation, Capston retained the accounting firm of Want & Ender, P.C. to prepare an audited balance sheet of the Company at MayE4, 1997 and May 5, 1996 and the related statements of operations, changes in Shareholders equity (deficit), and cash flows for the periods ended May 4, 1997, May 5, 1996 and July 14, 1995. Capston then filed with the SEC an omnibus Annual Report on Form 10-K for the fiscal years ended May 1989 through May 1997, and prepared this Proxy Statement for distribution to the Shareholders.

    Except as set forth above, Capston has taken no action and exercised no powers on behalf of the Company. The foregoing actions have been taken by Capston solely for the purpose of calling a Special Meeting of the Shareholders for the purposes set forth herein and insuring that the Special Meeting is called and held in full compliance with the procedural requirements of Georgia law, the reporting requirements of the Exchange Act and the applicable rules and regulations of the SEC.

Proposed Operations

    While the Company has no assets, liabilities, management or ongoing operations, Capston believes that it may be possible to recover some value for the existing Shareholders through the adoption and implementation of a Plan whereby the Company will be restructured as a Oclean public shellO for the purpose of effecting a business combination transaction with a suitable privately-held company (OTarget CompanyO).

    If the Plan is approved by the Shareholders, Capston believes the Company will offer owners of a Target Company the opportunity to acquire a controlling ownership interest in a public company at substantially less cost than would otherwise be required to conduct an initial public offering. Nevertheless, Capston is not aware of any empirical statistical data that would independently confirm or quantify CapstonOs beliefs concerning the perceived value of a business combination transaction for the owners of a Target Company. The owners of any Target Company selected for a business combination with the Company will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, preparing a Current Report on Form 8-K describing the business combination transaction and the business of the Target Company, and preparing the documentation associated with the combined entityOs future reports under the Exchange Act.

    If the Plan is approved by the Shareholders, the Company will be fully reactivated and then used as a corporate vehicle to seek, investigate and, if the results of such investigation warrant, effect a business combination with an existing Target Company that seeks the perceived advantages of a publicly held corporation. Given nature of the Plan, Shareholders will not ordinarily have an opportunity to analyze the various business opportunities presented to the Company, or to approve or disapprove the terms of any business combination transaction that may be negotiated by Capston on behalf of the Company. Consequently, the CompanyOs potential success will be wholly dependent on the efforts and abilities of Capston and its officers, directors and consultants, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction with a Target Company. Capston and its officers, directors and consultants have had limited experience in the proposed business of the Company. Although Capston believes that the Company will be able to enter into a business combination transaction within 12 months after the approval of the Plan by the Shareholders, there can be no assurance as to how much time will elapse before a business combination is effected, if ever. The Company will not restrict its search to any specific business, industry or geographical location, and the Company may participate in a business venture of virtually any kind or nature.

     Capston and its officers, directors and consultants anticipate that the selection of a Target Company for the Company will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries, and shortages of available capital, Capston believes that there are numerous privately-held companies seeking the perceived advantages of being a publicly traded corporation. Such perceived advantages include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing incentive stock options or similar benefits to key employees, providing liquidity for all Shareholders and other factors.

    Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Capston anticipates that the Company will be able to participate in only one business venture. This lack of diversification should be considered a substantial risk inherent in the Plan because it will not permit the Company to offset losses from one venture against gains from another. Moreover, due to the CompanyOs lack of any meaningful financial, managerial or other resources, Capston believes the Company will only be viewed as a suitable business combination partner for companies which have substantially greater financial and managerial resources than the Company. Therefore, the CompanyOs relative bargaining power may be limited.

Summary Description of Plan

    At the date of this Proxy Statement, the Company has 5,181,085 shares of Common Stock issued and outstanding. Since Capston believes that (i) the owners of a Target Company will ordinarily want to control at least 75% of the CompanyOs Common Stock upon the completion of a business combination transaction, and (ii) an ultimate capitalization in the 3,000,000 to 7,000,000 share range is ideal for a small public company, Capston believes that it will be in the best interest of the Company and its Shareholders to reduce the number of outstanding shares to approximately 300,000 shares by means of a 1 for 18 reverse split. Capston believes such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the Common Stock of the combined entity, and reduce the market volatility of the Common Stock of the combined entity. These factors, in turn, are expected to enhance the overall perception of the Common Stock among institutional investors and brokerage firms and enhance the combined entityOs ability to raise additional equity capital. Accordingly, Capston will ask the Shareholders to approve a proposed reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 18 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares issued and outstanding.

    No fractional shares will be issuable in conjunction with the proposed 1 for 18 reverse split and all calculations that would result in the issuance of a fractional share will be rounded up to the next highest whole number. In addition, no Stockholder who owned at least 100 shares of the CompanyOs Common Stock on the Record Date for the Meeting will receive fewer than 100 shares as a result of the proposed 1 for 18 reverse split and all calculations that would result in the issuance of fewer than 100 shares to such a Stockholder will be rounded up to 100 shares.

    THE REVERSE SPLIT PROCEDURES PROPOSED BY CAPSTON DO NOT TREAT ALL SHAREHOLDERS EQUALLY AND ARE INHERENTLY UNFAIR. WHILE THESE PROCEDURES ARE INTENDED TO MAXIMIZE THE NUMBER OF OROUND LOTO SHAREHOLDERS AND FACILITATE FUTURE EFFORTS TO HAVE THE COMPANYOS COMMON STOCK LISTED FOR TRADING ON THE NASDAQ SYSTEM OR AN APPROPRIATE REGIONAL OR NATIONAL STOCK EXCHANGE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER QUALIFY FOR SUCH A LISTING. IF THE COMPANY IS ABLE TO CONCLUDE A BUSINESS COMBINATION OF THE TYPE CONTEMPLATED BY THE PLAN, SHAREHOLDERS WHO OWN FEWER THAN 1,800 SHARES OF STOCK WILL RECEIVE A GREATER PER SHARE BENEFIT THAN SHAREHOLDERS WHO OWN MORE THAN 1,800 SHARES. NOTWITHSTANDING THE FOREGOING, CAPSTON BELIEVES THAT THE ADVANTAGES TO THE COMPANY OF HAVING A LARGE NUMBER OF OROUND LOTO SHAREHOLDERS JUSTIFIES THE INEQUITABLE AND DISPROPORTIONATE BENEFIT TO BE DERIVED BY THE COMPANYOS SMALL SHAREHOLDERS AT THE EXPENSE OF THE COMPANYOS LARGE SHAREHOLDERS.

     After reducing the number of outstanding shares to approximately 300,000, the Plan contemplates (i) the issuance of approximately 300,000 additional shares to Capston; (ii) the issuance of an indeterminate number of shares to the owners of a Target Company (although it is anticipated that such persons will ordinarily want to control at least 75% of the CompanyOs Common Stock upon completion of a business combination transaction);
(iii) the payment of third-party findersO fees of up to 5% of the number of shares issued to the owners of the Target Company; and
(iv) a change in the CompanyOs name to one selected by the Target
Company.

    The determination of the number of shares to be issued in connection with a business combination transaction is not an exact science and entails a great deal of subjective business judgment. In arriving at an optimal capital structure for a business combination transaction, Capston will ordinarily evaluate the strengths, weaknesses and growth potential of a Target Company against similarly situated publicly-held companies in the same market segment. Based on this analysis, Capston will then attempt to estimate the stabilized market capitalization that the Target Company can expect to achieve under reasonably foreseeable circumstances. This value will then be risk weighted by an appropriate factor and used to determine the number of shares that can be issued by the Company if the goal is to reach a target stabilized stock price of $5 to $10 per share. In the case of a Target Company that can only reasonably expect a stabilized market capitalization of $10 million to $15 million, the number of shares issuable to the owners of the Target Company will be much smaller than would be the case if the Target Company could reasonably expect a stabilized market capitalization of $50 million to $75 million, or more. In any event, Capston does not intend to enter into a transaction where it expects the stabilized market price of the Common Stock to be less than $5 per share. There can be no assurance, however, that Capston will be successful in meeting this performance benchmark, that its subjective business judgments will prove to be accurate or that its estimate the stabilized market capitalization that a Target Company can expect to achieve will prove to be reasonable.

    The following table reflects the potential ownership of the Existing Shareholders, Capston, the Target Company and the
Finders under several possible business combination scenarios:

                            75% to    80% to    90% to    95% to
                          Target Co.Target Co.Target Co.Target Co.
                         Shareholders  Shareholders  Shareholders
Shareholders

Existing Shareholders (estimated)       300,000   300,000   300,000    300,000
Capston (estimated)                     300,000   300,000   300,000    300,000
Target Company Shareholders           1,800,000 2,400,000 5,400,000 11,400,000
Finders                                  90,000   120,000   225,000    570,000
Total                                 2,490,000 3,120,000 6,225,000 12,570,000

    The potential business combination scenarios set forth above are only intended to serve as examples of the range of business combination transactions will be permissible under the Plan and it is possible that the final terms of a business combination may fall outside of the range presented. Since Capston has not yet identified a Target Company, or commenced any discussions or negotiations with the owners thereof, it is impossible to predict the ultimate structure of a future business combination or to quantify the final interest of the Existing Shareholders in the combined entity. Notwithstanding the foregoing, CapstonOs interest in the combined entity will remain approximately equal to the interest of the Existing Shareholders and such interest may not be increased to the disadvantage of the Existing Shareholders.

Acquisition Opportunities

    In implementing a business combination transaction, the Company may become a party to a merger, consolidation, reorganization, joint venture, franchise or licensing agreement with another corporation or entity. It may also purchase stock or assets of an existing business. After the consummation of a business combination transaction, it is likely that the existing Shareholders of the Company will only own a small minority interest in the combined entity. Moreover, in connection with the acquisition transaction, all of the CompanyOs officers and directors will ordinarily resign and be replaced by new officers and directors without a vote of the existing Shareholders. Capston does not intend to obtain the approval of the existing Shareholders prior to consummating any acquisition or business combination other than a statutory merger that requires a
Stockholder vote. Capston and its officers, directors and consultants do not intend to sell any shares held by them in connection with a business combination transaction, although it is expected that they will subsequently sell part or all of such shares in open-market transactions.

    It is anticipated that any securities issued in a business combination transaction will be issued in reliance on exemptions from registration under applicable Federal and state securities laws. In some circumstances, however, as a negotiated element of a business combination, the Company may agree to register such securities either at the time the transaction is consummated or at some specified time thereafter. The issuance of substantial additional securities and their potential resale into any trading market that may develop may have a depressive effect on such market. While the actual terms of a transaction to which the Company may become a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a so called Otax freeO reorganization under Sections 368 or 351 of the Internal Revenue Code of 1986, as amended (the OCodeO). In order to obtain tax free treatment under the Code, it will ordinarily be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, the Shareholders of the Company would retain less than 20% of the issued and outstanding shares of the combined entity, which could result in significant dilution in the ownership percentage of such Shareholders. The Company intends to structure any business combination in such manner as to minimize Federal and state tax consequences to the Company and any Target Company.

    As part of the CompanyOs investigation of potential business opportunities, Capston and its officers, directors and consultants may meet personally with management and key personnel, visit and inspect material facilities, obtain independent analysis or verification of certain information provided, check the references of management and key personnel, and take other reasonable investigative measures, to the extent of the CompanyOs limited resources and CapstonOs limited expertise. The manner in which the Company participates in a particular business opportunity will depend on the nature of the opportunity, the respective needs and desires of the Company and other parties to the proposed transaction, and the relative negotiating strength of the Company and such other parties.

     With respect to any business combination negotiations, Capston will ordinarily focus on the percentage of the Company which the Target CompanyOs shareholders would acquire in exchange for their ownership interest in the Target Company. Depending upon, among other things, the Target CompanyOs assets and liabilities and the perceived future value of the combined entityOs securities, the CompanyOs existing Shareholders will, in all likelihood, only own a small minority interest in the combined entity upon completion of the business combination transaction. Therefore, any business combination effected by the Company can be expected to have a significant dilutive effect on the percentage ownership of the CompanyOs existing Shareholders.

    Upon completion of a business combination transaction, there can be no assurance that the combined entity will have sufficient funds to undertake any significant business activities. Accordingly, the combined entity may be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined entity might be required to issue substantial additional equity securities. There is no assurance that the combined entity will be able to obtain additional financing on terms acceptable to its management.

    It is anticipated that the investigation of various business opportunities and the negotiation, drafting and execution of the required business combination agreements, disclosure documents and other instruments will require substantial management time and attention and involve substantial costs for accountants, attorneys and others. If a decision is made not to participate in a particular business opportunity the costs incurred by the Company in connection with the related investigation will not be recoverable. Furthermore, even if an agreement is reached, the failure to finalize and close on that agreement may result in the complete loss of the related costs incurred by the Company.

NASDAQ Listing Requirements

    In CapstonOs opinion, the Company and its Shareholders will be better served by accepting a relatively small interest in a large transaction, as opposed to a relatively large interest in a small transaction. The reasons for this belief are numerous. First, Capston believes that the ongoing costs and expenses associated with reporting under the Exchange Act can be a significant burden for a small company. Second, Capston believes that larger companies are more likely to prosper than smaller companies. Third, Capston believes that larger companies are better suited to shell transactions than small companies. Finally, Capston believes that a relatively business combination transaction will be required to satisfy the minimum entry standards for the NASDAQ Stock Market and other Regional and National Stock Exchanges. For example, the following table outlines the newly-adopted Entry Standards for companies that wish to have their securities listed in the NASDAQ Small Cap
Market:

                       Entry Standards for
                     NASDAQ Small Cap Market

Net  Tangible  Assets  (Total Asset less  Total  Liabilities  and
   Goodwill)                                   $4,000,000, or
Market Capitalization                          $50,000,000, or
Net Income (2 of last 3 years)                        $750,000

Total Assets                                               N/A
Total Equity                                               N/A
Public Float (Shares)                                1,000,000
Market Value of Float                               $5,000,000
Bid Price                                                $4.00
Market Makers                                                3
Shareholders                                               300
Operating History (years)                                 1 or
Market Capitalization                              $50,000,000

    Similarly,  the  following table outlines  the  newly-adopted
Entry Standards for companies that wish to have their securities listed in the NASDAQ National Market System:

                       Entry Standards for
                  NASDAQ National Market System

Net Tangible Assets        $6,000,000         $18,000,000         N/A
Market Capitalization             N/A          N/A           $75,000,000, or
Total Assets                      N/A          N/A           $75,000,000 and
Total Revenue                     N/A          N/A           $75,000,000
Pre-tax Earnings (2 of last
 3 years)                  $1,000,000          N/A                N/A
Public Float (shares)       1,100,000           1,100,000       1,100,000
Market Value of Float      $8,000,000         $18,000,000     $20,000,000
Bid Price                       $5.00               $5.00           $5.00
Market Makers                       3                   3               4
Shareholders                      400                 400             400
Operating History (years)         N/A                   2             N/A

    Since the size of the Target Company acquired by the Company will, in large part, determine the market where the securities of the combined entity will qualify for listing, Capston intends to use all reasonable commercial efforts to identify and negotiate with the largest possible business combination candidates.

Exemption from Rule 419

    As a reporting issuer under the Exchange Act, the CompanyOs proposed activities are not subject to SEC Rule 419 which was adopted to strengthen the regulation of Oblind poolO companies which Congress has found to have been common vehicles for fraud and manipulation in the penny stock market. The Company is not subject to Rule 419 because it is not offering stock to the public in an offering registered under the Securities Act. Accordingly, Shareholders are not entitled to the substantive protection provided by Rule 419.

Penny Stock Rules

    Upon completion of a business combination transaction, the stock of the combined entity may be governed by SEC rules for OPenny StocksO (defined as Bulletin Board stocks that cost $5.00 or less per share and are issued by companies having less than $5,000,000 in net tangible assets) which impose additional sales practice burdens and requirements upon broker-dealers who sell such securities to persons other than established customers and accredited investors. Before effecting transactions covered by the Penny Stock rules, a broker-dealer must make a special suitability determination for each purchaser and receive the
purchaserOs written agreement to the transaction prior to the sale. Consequently, the Penny Stock rules may affect the ability of broker-dealers to effect market transactions in the stock of the combined entity and also may affect the ability of persons now owning or subsequently acquiring the stock of the combined entity to resell such securities in any trading market that may develop. Although the Company may have more than $5,000,000 in net tangible assets after the completion of a business combination transaction, which would exempt the stock of the combined entity from the Penny Stock rules, there is no assurance that the Company will ever be exempt from the Penny Stock rules.

Fees to Capston and Others

    Expense Reimbursement to Capston. No cash compensation has been paid or accrued to Capston or any of its officers or directors to date. Under the Plan, the Company will be obligated to reimburse Capston for the actual out-of-pocket expenses incurred in connection with the reinstatement of the CompanyOs certificate of incorporation, the preparation and filing of the CompanyOs reports under the Exchange Act and the negotiation and consummation of a business combination transaction. In addition to the direct expense reimbursement from the Company, Capston will ordinarily attempt to negotiate a Omerger and acquisition feeO or Onon-accountable expense allowanceO that will be payable solely by the Target Company or other parties to a business combination transaction. The amount of such fees and/or expense allowances, if any, will be subject to direct negotiation between Capston and the Target Company or such other parties. Accordingly, it is impossible to predict whether such fees and/or expense allowances will be paid or to estimate the potential amount of such payments. Neither the Company nor any of the existing Shareholders will have any claim to or interest in any fees or expense allowances that are paid to Capston by the owners of any business opportunity.

    Stock Issuance to Capston. Subject to Stockholder approval, the Company intends file a Form S-8 Registration Statement under the Securities Act to register approximately 300,000 shares of Common Stock that will be issuable to persons designated by Capston as compensation for services rendered in connection with the implementation of the Plan. Therefore, if Capston is successful in arranging a business combination for the Company, approximately fifty percent (50%) of the net value derived by the CompanyOs Shareholders will vest in Capston and its officers, directors and Shareholders and the remaining fifty percent (50%) will inure to the benefit of the existing Shareholders of the Company.

    FinderOs Fees. As is customary in the industry, the Company may pay a finderOs fees to unrelated third parties who introduce the Company to a suitable acquisition prospect. If any such fee is paid, it will be approved by the CompanyOs Board of Directors and will be in accordance with the standards discussed herein. FinderOs fees in business combination transactions are customarily between 2% and 5% of the total transaction value, based upon various factors. If the Plan is approved by Shareholders, Capston intends to offer a graduated findersO fee schedule to unrelated third party finders who introduce the Company to a suitable acquisition prospect. Under the formula proposed by Capston, the finders will receive up to 2% of the total transaction value on transactions of $2 million or less; 3% of the total transaction value on transactions of $2 million to $4 million; 4% of the total transaction value on transactions of $4 million to $6 million; and 5% of the total transaction value on transactions of more than $6 million. Since the Company does not have sufficient financial resources to pay such a finderOs fee in cash, it is anticipated that any finderOs fees will be paid with shares of the CompanyOs Common Stock which may be registered under the Securities Act prior to issuance. Notwithstanding the foregoing, no finderOs fees will be paid to Capston or any of its officers, directors, employees, agents or affiliates without the prior consent of the Shareholders.

    Other Stock Issuances. Certain attorneys and other advisors retained to represent the Company or a Target Company in connection with a business combination transaction may agree to accept shares of the CompanyOs Common Stock as full or partial payment for professional fees associated with services rendered to the Company or the Target Company. Such shares, if any, will ordinarily be registered under the Securities Act prior to issuance. If shares of the CompanyOs Common Stock are used to pay professional fees, the level of dilution incurred by the existing Shareholders will be increased.


                          RISK FACTORS

    The  Plan proposed by Capston involves a high degree of risk.
Shareholders should carefully consider the following factors, among others, before executing the Proxy Card enclosed herewith.

    Arbitrary and Inequitable Reverse Split Procedures. THE REVERSE SPLIT PROCEDURES PROPOSED BY CAPSTON DO NOT TREAT ALL SHAREHOLDERS EQUALLY AND ARE INHERENTLY UNFAIR. WHILE THESE PROCEDURES ARE INTENDED TO MAXIMIZE THE NUMBER OF OROUND LOTO SHAREHOLDERS AND FACILITATE FUTURE EFFORTS TO HAVE THE COMPANYOS COMMON STOCK LISTED FOR TRADING ON THE NASDAQ SYSTEM OR AN APPROPRIATE REGIONAL OR NATIONAL STOCK EXCHANGE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER QUALIFY FOR SUCH A LISTING. IF THE COMPANY IS ABLE TO CONCLUDE A BUSINESS COMBINATION OF THE TYPE CONTEMPLATED BY THE PLAN, SHAREHOLDERS WHO OWN FEWER THAN 1,800 SHARES OF STOCK WILL RECEIVE A GREATER PER SHARE BENEFIT THAN SHAREHOLDERS WHO OWN MORE THAN 1,800 SHARES. NOTWITHSTANDING THE FOREGOING, CAPSTON BELIEVES THAT THE ADVANTAGES TO THE COMPANY OF HAVING A LARGE NUMBER OF OROUND LOTO SHAREHOLDERS JUSTIFIES THE INEQUITABLE AND DISPROPORTIONATE BENEFIT TO BE DERIVED BY THE COMPANYOS SMALL SHAREHOLDERS AT THE EXPENSE OF THE COMPANYOS LARGE SHAREHOLDERS.

    No Recent Operating History. The Company has no assets, liabilities, management or ongoing operations and has not engaged in any business activities for over 7 years. Even if the Plan is approved by the Shareholders, the Company will be subject to all of the risks inherent in the commencement of a new business enterprise with new management. There can be no assurance that the Company will be able to acquire a Target Company or that such business if acquired, will prove to be profitable. Although Capston and its officers, directors and consultants have had limited experience with respect to business acquisitions, the Company has no recent operating history to aid Shareholders in making an informed judgment regarding the merits of the Plan. As of the date of this Proxy Statement, Capston has not entered into any arrangement for, nor is it presently negotiating with respect to, an acquisition of any operating business. Since Capston has not identified any specific operating business for acquisition by the Company, Shareholders will not ordinarily be afforded the opportunity to pass upon the merits of any business opportunity that is ultimately selected by Capston and, therefore, Shareholders must rely upon the abilities of Capston and its officers, directors and consultants.

    No Specific Acquisition Plans. The Company intends to engage as soon as is reasonably possible, in the search for and evaluation of potential acquisition opportunities, but it will not engage in the business of investing, reinvesting, owning, holding, or trading securities. Capston has made no specific acquisition plans and no specific industry or area of business has been selected for investment. There is no assurance Capston and its officers, directors and consultants will possess the experience and skills necessary to make an informed judgment about any business or industry that may be chosen. Accordingly, the nature of the Plan involves an extremely high degree of risk and the Common Stock is not a suitable investment for anyone who cannot afford the loss of his entire investment.

    Blind Pool. Since Capston has not identified, or taken any steps toward the acquisition of, any specific operating business, ownership of the Common Stock involves an extremely high degree of risk. The Company's proposed business is, in fact, a Blind Pool over which the Shareholders will have no meaningful control. It is anticipated that under most circumstances shareholders will not be afforded the opportunity to evaluate the merits of a proposed business combination transaction. Therefore, Shareholders must rely upon Capston to identify an acquisition target and negotiate the terms of a business combination transaction. If Capston is successful in its efforts to identify an acquisition target and negotiate the terms of a business combination transaction, shareholders will not ordinarily be afforded the opportunity vote or otherwise grant or withhold consent to the proposed transaction. Moreover, in the event that a business combination transaction is effected in the form of a Oreverse takeoverO shareholders and prospective investors will not receive full Exchange Act disclosure relating to the business and financial affairs of the target company until the Company files its Annual Report on Form 10-K for the year of the business combination transaction. Accordingly, Shareholders must rely upon the abilities of Capston and its officers, directors and consultants Nevertheless, the Company will be required to file a Form 8-K to disclose limited information concerning the acquisition, including financial information on the acquired company, within 15 days after the closing of the acquisition.

    Limited Assets of the Company. As of the date of this Proxy Statement, the Company has no material assets and it is not anticipated that the Company will acquire any substantial assets other than the assets of a Target Company. Any business activity the Company may eventually undertake will require substantial capital. Since the Company does not know which type of business it will acquire or the capital requirements for such business, there can be no representations respecting the future capital needs of the Company.

    Potential Need for Additional Financing. Capston intends to advance funds from time to time to help defray the CompanyOs operating costs, including the costs associated with maintaining the CompanyOs status as a public company, complying with filing requirements of the SEC, investigating and evaluating business opportunities and negotiating and drafting the necessary business combination documentation. These advances will be recorded as liabilities on the books of the Company and will be reimbursed to Capston upon successful completion of a business combination transaction. There is no assurance that Capston will have sufficient resources to advance all required expenses and if CapstonOs resources are insufficient, the Company may be required to seek additional capital. No assurance can be given that the Company will be able to obtain additional capital or, that any funds will be available on terms acceptable to the Company.

    Intense Competition. The Company is and will continue to be an insignificant participant in the business of seeking business opportunities. A large number of established and well-financed entities, including venture capital firms, have recently increased their merger and acquisition activities, especially among companies active in high technology fields. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company and, consequently, the Company will be at a competitive disadvantage in identifying suitable acquisition candidates and concluding a business combination transaction.

    Dependence on Part-Time Management. The Company has no employees and the CompanyOs success will be largely dependent on the decisions made by Capston and its officers, directors and consultants, none of whom will devote their full time to the affairs of the Company.

    Experience of Capston. Although Capston and its officers, directors and consultants have general business, finance and acquisition experience, Shareholders should be aware that Capston and its officers, directors and consultants are not expected to have any significant experience in operating any business that the Company might choose to acquire. Accordingly, the Company will be required to retain outside professionals to assist it initially in assessing the merits and risks of any proposed acquisition and thereafter in operating any acquired business. No assurance can be made that the Company will be able to obtain such assistance on terms acceptable to the Company.

    No Assurance of Acquisition of Operating Entity. Although the Company proposes to combine with an existing, privately held business which may or may not be profitable but which is believed to have significant growth potential (irrespective of the industry in which such company engages) and although Capston has received inquires from several companies seeking to combine with publicly held OshellsO, neither the Company nor Capston has solicited any proposals regarding the CompanyOs potential combination with another business. There are no assurances that Capston and its officers, directors and consultants will be able to locate a suitable combination partner or that a combination can be structured on terms acceptable to the Company.

    Bankruptcy Law Considerations. The Company filed a voluntary petition under Chapter 11 of the Bankruptcy Act on March 16, 1989 which was subsequently converted to a case under Chapter 7 on August 29, 1990 and closed July 14, 1995. While this Bankruptcy proceeding resulted in the sale of all corporate assets and the use of the proceeds therefrom to pay corporate liabilities, it did not formally OdischargeO the unpaid balance of the CompanyOs debts. While Capston believes that legal actions to enforce unpaid obligations of the Company are now barred by statutes of limitation which require that suits to enforce obligations be instituted within a specified period of time, the existence of the prior bankruptcy will make the Odue diligenceO process more complex and may make it more difficult for Capston to negotiate a business combination transaction on favorable terms.

    Control of Combination Procedure by Capston. A combination of the Company with another entity may be structured as a merger or consolidation or involve the direct issuance of the CompanyOs
Common Stock in exchange for the Target CompanyOs stock or assets. The Corporation Law of Georgia requires the affirmative vote of the holders of at least a majority of the outstanding shares of a Georgia corporationOs capital stock to approve a merger or consolidation, except in certain situations in which no vote of the Shareholders is necessary. Since Stockholder approval is not required in connection with the issuance of stock in exchange for stock or assets, it is anticipated that Capston will have complete control over the CompanyOs combination policies and procedures. Capston does not intend to seek a fairness opinion in connection with any business combination transaction.

    Dilution Resulting from Combination. It is anticipated that any entity which satisfies the CompanyOs combination suitability standards will possess assets and other indicia of value substantially greater than those of the Company. Consequently, any business combination will almost certainly result in a substantial dilution in the percentage ownership and voting power of the CompanyOs existing Shareholders in the combined entity. In the aggregate, the CompanyOs existing Shareholders will probably own a small minority percentage of the combined entityOs voting securities, with a concomitant reduction in their power to elect directors and otherwise to influence management policies.

    Likely Change in Control. The successful completion of a business combination will likely result in a change of control resulting from the issuance of a large number of shares of the CompanyOs authorized and unissued Common Stock. Any such change in control is also likely to result in the resignation or removal of the CompanyOs current Officers and Directors. In such an event, no assurance can be given as to the experience or qualifications of successor management in the operation of the business, assets or property of the combined entity, although it is likely that successor management will have greater experience in the business of the combined entity than Capston and its advisors.

    No Market Research. The Company has neither conducted nor have others made available to it results of market research concerning the availability of potential business opportunities. Therefore, Capston and its advisors can offer no assurances that market demand exists for a business combination of the type contemplated by the Plan. Capston and its advisors have not identified any particular industry or specific business within an industry for evaluation by the Company. There is no assurance the Company will be able to acquire a business opportunity on favorable terms.

    Lack of Diversification. In the event that Capston and its advisors are successful in identifying and evaluating a suitable Target Company, the Company will in all likelihood be required to issue shares of its Common Stock in a business combination transaction. Since the issuance of additional Common Stock will result in a dilution of the ownership interest of the CompanyOs existing Shareholders, it is unlikely the Company will be capable of negotiating more than one business combination transaction. Consequently, the CompanyOs lack of diversification may subject it to economic fluctuation within a particular industry in which the Target Company conducts business.

    Potential Conflicts of Interest. Capston and its advisors are all engaged full-time in other business activities, some of which may be competitive with the proposed business activities of the Company. In particular, CapstonOs principal business involves the restructuring of defunct public companies as clean public shells for the purpose of effecting business combination transactions with suitable operating companies. To the extent that Capston and its advisors have fiduciary duties to such other business activities, possible conflicts of interest may arise or may appear to exist in respect to the possible diversion of corporate opportunities to other entities with which they are or may become associated. No assurance can be given that any such potential conflicts of interest will not cause the Company to lose potential opportunities.

    No Market Makers. The CompanyOs securities may be quoted on NASDOs Electronic Bulletin Board which reports quotations by brokers or dealers making a market in particular securities. The Company has no agreement with any broker or dealer to act as a market maker for the CompanyOs securities and there is no assurance that Capston or the Target Company will be successful in obtaining a market maker.

    No Assurance of Public Market. Prior to this Proxy Statement, there has been no public market for the Common Stock and there is no assurance that a public market will ever develop. If a trading market does in fact develop for the Common Stock, there is a possibility that it will not be sustained and Shareholders may have difficulty in selling their Common Stock in the future at any price.

    Possible  Issuance  of  Additional Shares.  If  the  Plan  is
approved by the Shareholders, the CompanyOs Certificate of Incorporation will authorize the issuance of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Any Preferred Stock that is subsequently issued by the Company may be subject to conversion into Common Stock on terms approved by the Board of Directors. If the Plan is approved by the Shareholders, approximately 98% of the CompanyOs authorized shares of Common Stock will be available for acquisition of a business opportunity, future financing activities, and other corporate purposes. The Plan specifically contemplates the issuance of shares of Common Stock to unrelated third parties in connection with a business combination transaction. Moreover, after completion of a business combination, the Board of Directors of the combined companies will have the power to issue additional shares of Common Stock without Stockholder approval. Although the Company currently has no commitments, contracts or intentions to issue any additional shares, Shareholders should be aware that any such issuance may result in a reduction of the book value or market price, if any, of the outstanding shares of Common Stock. If the Company issues additional shares, such issuances will also cause a reduction in the proportionate ownership and voting power of all other Shareholders. Further, any new issuance of shares of Common Stock may result in a change of control of the Company. If any acquisition resulted in a change of control, there can be no assurance as to the experience or qualifications of those new persons involved in either the management of the Company or of the business being acquired. In that event, future operations of the Company and the payment of dividends, if any, would be wholly dependent upon such persons.

    No Dividends. The Company has not paid any dividends upon its Common Stock, and by reason of its present financial status and its contemplated financial requirements, does not contemplate paying any dividends in the foreseeable future.

    Penny Stock Rules. Upon completion of a business combination transaction, the stock of the combined entity may be governed by SEC rules for OPenny StocksO (defined as Bulletin Board stocks that cost $5.00 or less per share and are issued by companies having less than $5,000,000 in net tangible assets) which impose additional sales practice burdens and requirements upon broker-dealers who sell such securities to persons other than established customers and accredited investors. Before effecting transactions covered by the Penny Stock rules, a broker-dealer must make a special suitability determination for each purchaser and receive the purchaserOs written agreement to the transaction prior to the sale. Consequently, the Penny Stock rules may affect the ability of broker-dealers to effect market transactions in the stock of the combined entity and also may affect the ability of persons now owning or subsequently acquiring the stock of the combined entity to resell such securities in any trading market that may develop. Although the Company may have more than $5,000,000 in net tangible assets after the completion of a business combination transaction, which would exempt the stock of the combined entity from the Penny Stock rules, there is no assurance that the Company will ever be exempt from the Penny Stock rules.


         RATIFICATION OF REINSTATEMENT, AND SEC FILINGS

    Acting in its capacity as the beneficial owner of 2,000 shares of the CompanyOs Common Stock, and without first receiving any consent, approval or authorization of any former officer or director of the Company, or any other Stockholder, Capston effected a reinstatement of the CompanyOs Certificate of Incorporation on January 3, 1997. After restoring the CompanyOs Certificate of Incorporation, Capston retained the firm of Want & Ender, P.C. to prepare an audited balance sheet of the Company at May 4, 1997 and May 5, 1996 and the related statements of operations, changes in Shareholders equity (deficit), and cash flows for the periods ended May 4, 1997, May 5, 1996 and July 14, 1995. Capston then filed with the SEC an omnibus Annual Report on Form 10-K for the fiscal years ended May 1989 through May 1997, and prepared this Proxy Statement for distribution to the
Shareholders. In connection therewith, Capston advanced all of the costs and expenses associated with the preparation of audited financial statements for the Company, together with all of the filing fees due to the SEC. As a result of these actions, the Company has been brought current with respect to its reporting obligations under the Exchange Act and is once again in compliance with applicable SEC regulations with respect to reporting.

    Except as set forth above, Capston has taken no action and exercised no powers on behalf of the Company. The foregoing actions have been taken by Capston solely for the purpose of calling a Special Meeting of the Shareholders for the purposes set forth herein and insuring that the Special Meeting is called and held in full compliance with the requirements of Georgia law, the Exchange Act and the applicable rules and regulations of the SEC.

Shareholders Entitled to Vote and Vote Required.

    Reinstatement of Charter. Since the actions of Capston in effecting reinstatement of the CompanyOs certificate of incorporation were not previously authorized by any former officer or director of the Company, or any other Stockholder, it is necessary for the Shareholders to ratify and adopt such actions by a majority vote.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to ratify CapstonOs renewal, revival and restoration of the CompanyOs certificate of incorporation. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    Filing of SEC Reports. Since the actions of Capston in preparing and filing an omnibus Annual Report on Form 10-K for the fiscal years ended May 1989 through May 1997 were not previously authorized by any former officer or director of the Company, or any other Stockholder, it is necessary for the Shareholders to ratify and adopt such actions by a majority vote.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to ratify CapstonOs actions in preparing and filing an omnibus Annual Report on Form 10-K for the fiscal years ended May 1989 through May 1997. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE EACH OF THE FOREGOING PROPOSALS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR EACH PROPOSAL UNLESS THE STOCKHOLDER VOTES AGAINST A PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                      AMENDMENT OF BY-LAWS

    Under the Plan proposed by Capston, Sally A. Fonner, the president of Capston will be elected to serve as the sole member of the CompanyOs Board of Directors until the 1998 annual Meeting of the Shareholders, and until the election and qualification of a successor board of directors. Since the CompanyOs By-laws presently require a minimum of three directors, rather than the single director proposed under the Plan, it will be necessary to amend ARTICLE III, Section 1. of the CompanyOs By-laws to read as follows:

    Section  1.  Number  and  Election of  Directors.  The  total number of directors constituting the entire Board of Directors shall be not less than one (1) nor more than nine
    (9),  with  the  then-authorized number  of  directors  being fixed from time to time solely by or pursuant to a resolution passed by the Board of Directors, provided, however, that the total number of directors shall be not less than three (3) during any period when the total stockholdersO equity in the corporation exceeds $500,000. At any time when the Board of Directors consists of three (3) or more members, the Board of Directors shall be divided into three classes, designated Class I, Class II, and Class
    III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors. Initially, Class I directors shall be elected for a one-year term,
    Class II directors for a two-year term and Class III directors for a three-year term. Thereafter, Directors shall be elected to serve for a term of three years and until their successors are elected and qualified. A majority of the Directors shall constitute a quorum for the transaction of business. All resolutions adopted and all business transacted by the Board of Directors shall require the affirmative vote of a majority of the Directors present at the meeting.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed amendment to the CompanyOs by-laws. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED AMENDMENT TO THE COMPANYOS BY-LAWS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED AMENDMENT UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                      ELECTION OF DIRECTOR

     Since   Capston  only  effected  a  renewal,   revival   and
restoration of the CompanyOs certificate of incorporation in January 1997, there are presently no members of the Board of Directors and it will be necessary to appoint at least one person to serve as a director of the Company, subject to the provisions of the by-laws of the Company, until the 1998 annual Meeting of the Shareholders, and until the election and qualification of a successor board of directors. CapstonOs sole nominee for membership on the Board of Directors is Ms. Sally A. Fonner, the sole Stockholder and president of Capston. A brief account of Ms. FonnerOs business experience and education follows:

    Ms. Sally A. Fonner, age 48, has been an independently employed business consultant for most of the past fifteen years. She graduated from Stephens University in 1969 with a Bachelor of Arts Degree in Social Systems. After a stint in the private sector, Ms. Fonner returned to further her education and obtained her MBA Degree from the Executive Program of the University of Illinois in 1979. In many of her assignments as a business consultant, she is frequently engaged in dealings which involve financiers and large monetary transactions. Ms. Fonner has been engaged for the last two years in the complex area of financing rehabilitation providers. Ms. Fonner presently serves as the sole director of Arnox Corporation, Webcor Electronics, Inc. and Bio-Response, Inc. Each of these companies is a publicly-held shell that has been re-activated by Capston within the preceding 18 months pursuant to a plan of reorganization that is substantially identical to the Plan described in this Proxy Statement. While Capston is actively negotiating proposed business combination agreements for Arnox, Webcor and Bio-Response, none of the transactions has closed at the date of this Proxy Statement and there can be no assurance that one or more of these companies will not ultimately compete with the Company for a business opportunity.

    Board and Committee Activity, Structure and Compensation. Ms. Fonner will receive no compensation for serving on the Board of Directors, although she will likely be allocated a substantial portion of the Compensation Shares provided for in the Plan. After the completion of a business combination transaction, directors who are not salaried employees of the Company will likely receive a cash stipend for attending Meetings of the Board, together with reimbursement for expenses incurred in connection with attending each such Meeting. The Company does not currently have any standing committees; however, it is expected that the Board will likely designate an Executive Committee, a Compensation Committee and an Audit Committee after the completion of a business combination transaction.

Shareholders Entitled to Vote and Vote Required.

    Directors will be elected by a plurality of the votes cast by the holders of all shares of Common Stock entitled to vote at the Meeting.

    CAPSTON ASKS ALL SHAREHOLDERS TO VOTE FOR THE ELECTION OF MS. FONNER TO SERVE AS THE SOLE DIRECTOR OF THE COMPANY UNTIL THE 1998 ANNUAL MEETING OF SHAREHOLDERS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR MS. FONNER UNLESS THE STOCKHOLDER VOTES AGAINST MS. FONNER OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                     PROPOSED REVERSE SPLIT

    At the date of this Proxy Statement, the Company has an aggregate of 5,181,085 shares of Common Stock issued and outstanding. Since (i) Capston believes that the owners of a suitable target company will ordinarily want to control between 75% and 95% of the CompanyOs Common Stock upon the completion of a business combination transaction, and (ii) Capston believes an ultimate capitalization in the 2,500,000 to 5,000,000 share range is appropriate for a small public company, Capston believes that it will be in the best interest of the Company and its Shareholders to reduce the number of outstanding shares to approximately 300,000 shares by means of a 1 for 18 reverse split. Capston believes such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the Common Stock of the combined companies, and reduce the market volatility of the Common Stock of the combined companies. These changes, in turn, are expected to enhance the overall perception of the Common Stock among institutional investors and larger brokerage firms. These goals, if achieved, are expected to enhance the CompanyOs ability to raise additional equity capital, and attract new market makers and institutional Shareholders.

    No fractional shares shall be issuable in conjunction with the proposed 1 for 18 reverse split and all calculations that would result in the issuance of fractional shares will be rounded up to the next highest whole number. In addition, no Stockholder who owned at least 100 shares of the CompanyOs Common Stock on the Record Date for the Meeting shall receive fewer than 100 shares as a result of the proposed 1 for 18 reverse split and all calculations that would result in the issuance of fewer than 100 shares to a Stockholder will be rounded up to 100 shares. While the provisions relating to the rounding-up of stock positions to a minimum of 100 shares will result in a disproportionate benefit to the holders of more than 100 but fewer than 1,800 shares of the CompanyOs Common Stock, these provisions will maximize the number of Oround-lotO holders and facilitate the subsequent efforts of a Target Company to obtain a NASDAQ or Exchange listing in the future.

    THE REVERSE SPLIT PROCEDURES PROPOSED BY CAPSTON DO NOT TREAT ALL SHAREHOLDERS EQUALLY AND ARE INHERENTLY UNFAIR. WHILE THESE PROCEDURES ARE INTENDED TO MAXIMIZE THE NUMBER OF OROUND LOTO SHAREHOLDERS AND FACILITATE FUTURE EFFORTS TO HAVE THE COMPANYOS COMMON STOCK LISTED FOR TRADING ON THE NASDAQ SYSTEM OR AN APPROPRIATE REGIONAL OR NATIONAL STOCK EXCHANGE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER QUALIFY FOR SUCH A LISTING. IF THE COMPANY IS ABLE TO CONCLUDE A BUSINESS COMBINATION OF THE TYPE CONTEMPLATED BY THE PLAN, SHAREHOLDERS WHO OWN FEWER THAN 1,800 SHARES OF STOCK WILL RECEIVE A GREATER PER SHARE BENEFIT THAN SHAREHOLDERS WHO OWN MORE THAN 1,800 SHARES. NOTWITHSTANDING THE FOREGOING, CAPSTON BELIEVES THAT THE ADVANTAGES TO THE COMPANY OF HAVING A LARGE NUMBER OF OROUND LOTO SHAREHOLDERS JUSTIFIES THE INEQUITABLE AND DISPROPORTIONATE BENEFIT TO BE DERIVED BY THE COMPANYOS SMALL SHAREHOLDERS AT THE EXPENSE OF THE COMPANYOS LARGE SHAREHOLDERS.

    Capston believes that the proposed reverse split will be beneficial to the Company by significantly reducing the number of issued and outstanding shares of Common Stock, reducing the expected level of price volatility, and otherwise stabilizing the anticipated market price of the Common Stock. Capston also believes the proposed reverse split would increase the CompanyOs posture and relative worth of its shares in the eyes of the investment community, although there is a risk that the market may not adjust the price of the CompanyOs Common Stock by the ratio of a reverse split. Capston is aware of instances where only modest price appreciation per share has resulted from a reverse stock split. Trading in the Common Stock thereafter will be at prices determined by supply and demand and prevailing market conditions, which will not necessarily result in the Common Stock of the Company maintaining a market price in proportion to the reverse split effected.

    The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Act. The proposed reverse split will not effect the registration of the Common Stock under the Act, and the Company has no present intention of terminating its registration under the Act in order to become a OprivateO company.

     Other than the decrease in the total shares to be outstanding, no substantive changes are being made in the rights of the holders of Common Stock. Accordingly, upon the Effective Date of the reverse split, each holder of record of new shares would be entitled to one vote for each new share held at each Meeting of the Shareholders in respect to any matter on which Shareholders have the right to vote. Shareholders have no cumulative voting rights, nor will they have the preemptive right to purchase any additional shares of Common Stock. Holders would be entitled to receive, when and as declared by the CompanyOs Board of Directors, out of earnings and surplus legally available therefor, any dividends payable either in cash, in property or in shares of the capital stock of the Company.

    As soon as practical after the Effective Date of a reverse split, the Company will mail letters of transmittal to each holder of record of a stock certificate or certificates which represents  issued  shares  of Common Stock  outstanding  on  the
Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the CompanyOs transfer agent in exchange for the certificates representing the number of whole shares of new Common Stock into which the shares of Common Stock have been converted as a result of a reverse split. No payment will be made or new certificate issued to a Stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the CompanyOs transfer agent.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock entitled to vote and represented in person or by proxy at the Meeting will be required to approve the proposed 1 for 18 reverse split. Shareholders have no right under Georgia law or the Certificate of Incorporation to dissent from a reverse split.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented at the Meeting, in person or by proxy, will be required to approve the proposed 1 for 18 reverse split. All shares voted OFOR,O OAGAINSTO or OABSTAINO with respect to the proposal will be treated as Votes Cast. As a result, shares voted OABSTAINO will be treated as votes OAGAINSTO the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED REVERSE SPLIT. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED REVERSE SPLIT UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                 ISSUANCE OF COMPENSATION SHARES

    As part of the Plan, Capston proposes to issue approximately 300,000 shares of Common Stock (OCompensation SharesO) to individuals designated by Capston as compensation for services rendered in connection with the implementation of the Plan. The actual number of Compensation Shares to be issued to CapstonOs designees will equal the lesser of 300,000, or 100% of the number of shares held by the Existing Shareholders after completion of the reverse split described elsewhere herein. The purpose of this proposed grant of Compensation Shares is to increase the personal stake of the grantees in the Company since the CompanyOs long-term business objectives will be wholly-dependent upon their efforts, expertise and abilities.

    Subject to Stockholder approval, the Company intends to file a Form S-8 Registration Statement to register the Compensation Shares under the Securities Act. Thereafter, the Compensation Shares will be issued from time to time to individuals designated by Capston who have materially participated in the implementation of the Plan. Such shares will not, however, be issued to finders or for services rendered in a capital raising transaction. If Capston is successful in arranging a business combination for the Company, approximately fifty percent (50%) of the net value derived by the CompanyOs Shareholders will vest in Capston and its officers, directors and consultants and the remaining fifty percent (50%) will inure to the benefit of the existing Shareholders of the Company.

    A grantee will recognize income for federal tax purposes at the time the Compensation Shares are issued. In general, the amount of ordinary income recognized by a grantee will equal the fair market value of the Compensation Shares on the date of grant. Gain or loss (if any) from a disposition of Compensation Shares after the grantee recognizes ordinary income will generally constitute short or long-term capital gain or loss. The Company will be entitled to a tax deduction at the time the grantee recognizes ordinary income on the Compensation Shares.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed issuance of approximately 300,000 compensation shares to persons designated by Capston. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED ISSUANCE OF APPROXIMATELY 300,000 COMPENSATION SHARES. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED ISSUANCE OF APPROXIMATELY 300,000 COMPENSATION SHARES UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                    APPROVAL OF FINDERSO FEES

    As is customary in the industry, the Plan contemplates the payment of findersO fees to unrelated third parties who introduce the Company to a suitable Target Company. If any such fees are paid, they will be approved by the CompanyOs Board of Directors and will be in conformity with the standards discussed below.

     FinderOs fees in business combination transactions are customarily between 2% and 5% of the total transaction value, based upon various factors. If the Plan is approved by Shareholders, Capston intends to offer a graduated findersO fee schedule to unrelated third party finders who introduce the Company to a suitable acquisition prospect. Under the formula proposed by Capston, the finders may receive up to 2% of the total transaction value on transactions of $2 million or less; 3% of the total transaction value on transactions of $2 million to $4 million; 4% of the total transaction value on transactions of $4 million to $6 million; and 5% of the total transaction value on transactions of more than $6 million. Since the Company does not have sufficient financial resources to pay such a finderOs fee in cash, it is anticipated that any finderOs fees will be paid with shares of the CompanyOs Common Stock which may be registered under the Securities Act prior to issuance. Notwithstanding the foregoing, no finderOs fees will be paid to Capston or any of its officers, directors, employees, agents or affiliates without the prior consent of the Shareholders.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed finderOs fee formula. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED FINDERSO FEE FORMULA. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED FINDERSO FEE FORMULA UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                   APPROVAL OF NAME CHANGE AND
                   BUSINESS COMBINATION FORMAT

    In general, a business combination may be structured in the form of a merger, consolidation, reorganization, joint venture, franchise, licensing agreement or purchase of the stock or assets of an existing business. Certain business combination transactions, such as a statutory merger, are complex to negotiate and implement and require Stockholder approval from both parties to the merger. On the other hand, the simplest form of business combination is commonly known as a reverse takeover. In a reverse takeover transaction, the Shareholders of the privately-held company exchange their private company shares for newly issued stock of the public company. As a result of the transaction, the privately-held company becomes a wholly-owned subsidiary of the public company and due to the large number of public company shares that are customarily issued to Shareholders of the privately-held company, those Shareholders end up with a controlling interest in the public company and are then free to appoint their own slate of officers and directors.

    By using an existing public company, a privately-held company that wants to establish a public market for its stock can start with an existing Stockholder base. In addition, there are usually several brokers who will have an interest in the newly reorganized company because they have stock on their books.

    There are several potential problems that arise in connection with a reverse takeover. First, there may be large blocks of stock in the hands of individuals who are eager to sell at any price, thereby making it difficult to support the market during the period immediately after the reorganization. Second, in addition to inheriting the Shareholders and brokers associated with the public company, the Shareholders of the private company will also inherit the business history of the public company. Accordingly, a thorough due diligence investigation of the public company and its principal Shareholders is essential to ensure that there are no unreported liabilities or other legal problems.

    In general, reverse takeovers are viewed with some skepticism by both the financial community and the regulatory authorities until the reorganized company has been active for a sufficient period of time to demonstrate credible operating performance. Until this performance is demonstrated, it can be difficult to raise additional money for a company that went public through a reverse takeover transaction. Therefore, the reverse takeover strategy is most appropriate in cases where the purpose for establishing a public trading market is not related to a perceived short-term need for additional capital.

    While the business combination transaction contemplated by the Plan may be structured as a merger or consolidation, Capston believes that the reverse takeover format will be most attractive to potential acquisition targets. Accordingly, Capston is seeking prior Stockholder authorization for a reverse takeover transaction that will involve the issuance of an indeterminate number of shares of Common Stock to the owners of the Target Company.

    In connection with a business combination transaction, it is almost certain that management of the Target Company will require the Company to change its name to one selected by the Board of Directors or Shareholders of the Target Company. Since it is also almost certain that the Shareholders of the Target Company will possess sufficient voting power to cause the Company to change its name after the acquisition, Capston is seeking prior Stockholder authorization for a change in the CompanyOs name that is (i) a negotiated element of a business combination transaction of the type contemplated by the Plan, and (ii) communicated to all Shareholders of the Company as soon as possible following the consummation of the Plan.

Shareholders Entitled to Vote and Vote Required.

    Authorization of Stock Issuance. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to authorize the issuance of an indeterminate number of shares of Common Stock to unrelated third parties in connection with a business combination transaction of the type contemplated by the Plan. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    Authorization of Name Change. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy is required to authorize an amendment to the CompanyOs Certificate of Incorporation to effect a Change in the CompanyOs name that is
(i) a negotiated element of a business combination transaction of the type contemplated by the Plan, and (ii) communicated to all Shareholders of the Company as soon as possible following the consummation of the Plan. All shares voted OFOR,O OAGAINSTO or OABSTAINO with respect to the proposal will be treated as Votes Cast. As a result, shares voted OABSTAINO will be treated as votes OAGAINSTO the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED STOCK ISSUANCE AND NAME CHANGE AUTHORIZATIONS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED AUTHORIZATIONS UNLESS THE STOCKHOLDER VOTES AGAINST EITHER PROPOSAL OR ABSTAINS FROM
VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


             INCREASE IN AUTHORIZED CAPITALIZATION.

    The authorized capitalization of the Company is presently fixed at 20,000,000 shares of Common Stock, of which 5,181,085 shares of Common Stock are presently issued and outstanding. Accordingly, there are approximately 14,818, 015 authorized shares of Common Stock that are both unissued and not reserved for future issuance. After giving pro forma effect to the proposed 1 for 18 reverse split and the compensation share issuance described above, there would be approximately 600,000 shares of Common Stock issued and outstanding and approximately 19,400,000 authorized shares of Common Stock that are both unissued and not reserved for future issuance.

     Capston believes that the Company is likely to need substantial additional financing in the future, although the amount and timing of the CompanyOs future financing requirements is not presently ascertainable, Capston believes that an increase in the authorized capitalization of the Company is desirable to facilitate the CompanyOs future financing activities. Accordingly, Capston proposes to increase the authorized Common Stock of the Company from 20,000,000 shares of $.01 par value to 25,000,000 shares of $.01 par value Common Stock and to authorize the issuance of up to 5,000,000 shares of $.01 par value Preferred Stock. Under this proposal, the relative rights and limitations of the holders of Preferred and Common Stock would remain unchanged.

    The proposed capitalization structure of the Company has been recommended by Capston to increase the general desirability of the Company to a private entity. In addition, the proposed new shares could also be used for general corporate purposes, such as future stock dividends or stock splits.

    The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. Until the Board determines the specific rights, preferences and limitations of any future series of Preferred Stock, the actual effect on the holders of Common Stock of the issuance of such shares cannot be ascertained. However, such effects might include restrictions on dividends on the Common Stock if dividends on the Preferred Stock are in arrears, dilution of the voting power of the holders of Common Stock to the extent that any series of Preferred Stock has voting rights, and reduction of amounts available on liquidation of the Company as a result of any liquidation preference granted to the holders of any series of Preferred Stock.

    There are no current plans or arrangements relating to the issuance of any additional shares of Common or Preferred Stock proposed to be authorized. In addition, the Company has no present intention to issue shares of Common or Preferred Stock to any person in connection with any acquisition of assets, merger, business combination, exchange of securities or other similar transaction. The terms of any future offering of Common or Preferred Stock will be largely dependent on market conditions and other factors existing at the time of issuance and sale.

    If this proposal is approved by the Shareholders, the Board will be authorized to issue additional Common and/or Preferred Stock, from time to time, within the limits authorized by the proposal without further Stockholder action, except as may otherwise be provided by law or the Articles of Incorporation as to holders of Preferred Stock. Such additional shares may be issued for cash, property or services, or any combination thereof, and at such price as the Board deems reasonable under the circumstances. The increase in authorized shares of Common Stock and Preferred Stock has not been proposed for an anti-takeover-related purpose and the Board and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of the CompanyOs stock. Nevertheless, the issuance of additional shares by the Company may potentially have an anti-takeover effect by making it more difficult to obtain Stockholder approval of various actions, such as a merger or removal of management.

Shareholders Entitled to Vote and Vote Required.

    Increase in Common Stock. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting in person or by proxy at the Meeting will be required to approve the proposed increase in the CompanyOs authorized Common Stock. All shares voted OFOR,O OAGAINSTO or OABSTAINO with respect to the proposal will be treated as Votes Cast. As a result, shares voted OABSTAINO will be treated as votes OAGAINSTO the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    Authorization of Preferred Stock. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting in person or by proxy at the Meeting will be required to approve the proposed authorization of 5,000,000 shares of $.01 par value Preferred Stock. All shares voted OFOR,O OAGAINSTO or OABSTAINO with respect to the proposal will be treated as Votes Cast. As a result, shares voted OABSTAINO will be treated as votes OAGAINSTO the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED INCREASES IN THE REGISTRANTOS AUTHORIZED COMMON AND PREFERRED STOCK. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF BOTH PROPOSALS UNLESS THE STOCKHOLDER VOTES AGAINST EITHER OF THE PROPOSALS OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                  PROPOSED INCENTIVE STOCK PLAN

    As part of the Plan, Capston proposes to adopt an Incentive Stock Plan (the OIncentive Stock PlanO) for the benefit of the employees that will be employed by the Company after the completion of a business combination of the type contemplated by the Plan. Capston and its officers, directors, affiliates, attorneys and consultants will not be eligible for incentive awards under the proposed Incentive Stock Plan. A copy of the proposed Incentive Stock Plan appears as an Exhibit to this proxy statement and is incorporated herein by this reference. The following summary is qualified in its entirety by reference to the text of such plan.

    The  proposed Incentive Stock Plan provides for the grant  of
(i)  non-qualified stock options, (ii) incentive  stock  options,
(iii) shares of restricted stock, (iv) shares of phantom stock and (v) stock bonuses (collectively, OIncentive AwardsO). In addition, the Incentive Stock Plan permits the grant of cash bonuses payable when a participant is required to recognize income for federal income tax purposes in connection with the vesting of shares of restricted stock or the grant of a stock bonus. Full-time employees of the Company and its subsidiaries, including officers and employee directors, will be eligible to participate in the Incentive Stock Plan.

    The proposed Incentive Stock Plan will be administered by a Compensation Committee of the Board of Directors (the
OCommitteeO), which will consist of two or more directors, each of whom shall be a Odisinterested personO within the meaning of Rule 16b-3(c)(2)promulgated under Section 16 of the Securities Exchange Act of 1934, as amended. The Committee will determine which employees receive grants of Incentive Awards, the type of Incentive Awards and bonuses granted and the number of shares subject to each Incentive Award. The Incentive Stock Plan does not prescribe any specific factors to be considered by the Committee in determining who is to receive Incentive Awards and the amount of such awards.

    The proposed Incentive Stock Plan will permit the grant of incentive equity awards covering a presently indeterminate number of shares of Common Stock. If the proposed Incentive Stock Plan is approved by the stockholders, the total number of shares available for future grant will be calculated immediately after the closing of a business combination transaction and equal 10% of the total numer of shares of Common Stock outstanding on that date.

    Capston believes that the adoption and approval of the proposed Incentive Stock Plan will make the Company more attractive to a potential business combination candidate and that the proposed Incentive Stock Plan will allow the Company to emphasize equity-based compensation in structuring compensation packages for its future employees. Capston believes that an emphasis on equity-based compensation will yield the greatest benefit for the shareholders, as the employeeOs compensation will be directly dependent on the return on shareholdersO investments.

    The class of persons who will be eligible to receive awards under the proposed Incentive Stock Plan is limited to full-time employees of the Company and its subsidiaries. On the date hereof, the Company has no employees who are eligible to receive awards under the proposed Incentive Stock Plan and it is not anticipated that any employees will become eligible for awards until after the completion of a business combination transaction. Beyond the requirement that all participants be full-time employees of the Company and its subsidiaries, the Committee will have absolute discretion in selecting the persons to whom awards will be granted and the terms of such awards.

    Subject  to  the  terms  of  the Incentive  Stock  Plan,  the
Committee will also determine the prices, expiration dates and other material features of the Incentive Awards granted under the Plan. The Committee may, in its absolute discretion, (i)
accelerate the date on which an option granted under the Incentive Stock Plan becomes exercisable, (ii) accelerate the date on which a share of restricted stock or phantom stock vests and waive any conditions imposed by the Committee on the vesting of a share of restricted stock and (iii) grant Incentive Awards to a participant on the condition that the participant surrender to the Company for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies.

    The Committee will have the authority to interpret and construe any provision of the Incentive Stock Plan and to adopt such rules and regulations for administering the Incentive Stock Plan as it deems necessary. All decisions and determinations of the Committee are final and binding on all parties. The Company will indemnify each member of the Committee against any cost, expenses or liability arising out of any action, omission or determination relating to the Incentive Stock Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interest of the Company.

    The Board may at any time amend the Incentive Stock Plan in any respect; provided, that without the approval of the CompanyOs shareholders, no amendment may (i) increase the number of shares of Common Stock that may be issued under the Incentive Stock Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards, or (iii) materially modify the requirements as to eligibility for participation in the Incentive Stock Plan. A summary of the most significant features of the Incentive Awards and the tax consequences to recipients thereof follows.

    Non-Qualified and Incentive Stock Options. The exercise price of each incentive stock option (OISOO) granted under the Incentive Stock Plan is the fair market value (as defined) of a share of Common Stock of the Company on the date on which such ISO is granted. The exercise price of each non-qualified stock option(ONQOO) granted under the Incentive Stock Plan will be determined by the Committee. NQOs and ISOs are referred to herein as OOptions.O Except in certain limited cases regarding grants of ISOs, each ISO and NQO is exercisable for a period not to exceed ten years. For each Option, the Committee will establish (i) the term of each Option and (ii) the time or period of time in which the Option will vest. The exercise price shall be paid in cash or, subject to the approval of the Committee, in shares of Common Stock valued at their fair market value on the date of exercise.

    Except in the event of the death or disability (as defined) of an optionee or the termination of the employment of an optionee for cause (as defined), Options are exercisable only while an optionee is employed by the Company or within one month after such employment has terminated to the extent that such Options were exercisable on the last day of employment. In the event of the death or disability of an optionee, Options are exercisable within one year after such death or disability to the extent that such Options were exercisable on the last day of employment. In the event of the termination of the employment of an optionee for cause, all Options held by such optionee terminate immediately. Options are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

    Upon a change in control of the Company (a OChange in ControlO), all Options become immediately exercisable. The Incentive Stock Plan defines Change in Control to mean (i) a
Ochange in controlO as that term is defined in the federal securities laws, (ii) the acquisition by any person, after the effective date of the Incentive Stock Plan, of 20% or more of the shares of voting securities of the Company, (iii) certain changes in the composition of the Board as a result of a contested election for positions on the Board or (iv) any other event which the Committee determines to constitute a change in control of the Company.

    An optionee will not recognize any income for federal tax purposes at the time an NQO is granted, nor will the Company be entitled to a deduction at that time. However, when any part of an NQO is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price of the NQO and the fair market value of the shares received, and the Company will recognize a tax deduction in the same amount.

    A participant will not recognize any income at the time an ISO is granted, nor upon a qualified exercise of an ISO. If a participant does not dispose of the shares acquired by exercise of an ISO within two years after the grant of the ISO and one year after the exercise of the ISO, the exercise is qualified and the gain or loss (if any) on a subsequent sale will be a long-term capital gain or loss. Such gain or loss is the sum of the sales proceeds less the exercise price for the stock sold. The Company is not entitled to a tax deduction as the result of the grant or qualified exercise of an ISO.

    Restricted Stock. A grant of shares of restricted stock represents the promise of the Company to issue shares of Common Stock of the Company on a predetermined date (the OIssue DateO) to a participant, provided the participant is continuously employed by the Company until the Issue Date. Vesting of the shares occurs on a second predetermined date (the OVesting DateO) if the participant has been continuously employed by the Company until that date. Prior to the Vesting Date, the shares are not transferable by the participant and are subject to a substantial risk of forfeiture. The Committee may, at the time shares of restricted stock are granted, impose additional conditions to the vesting of the shares, such as, for example, the achievement of specified performance goals. Vesting of some portion, or all, of the shares of restricted stock may occur upon the termination of the employment of a participant other than for cause, prior to the Vesting Date. If vesting does not occur, shares of restricted stock are forfeited. Upon the occurrence of a Change in Control, all shares of restricted stock which have not vested or been forfeited will vest automatically.

    A participant will not recognize any income for federal tax purposes at the time shares of restricted stock are granted or issued, nor will the Company be entitled to a tax deduction at that time. However, when either the transfer restriction or the forfeiture risk lapses, such as upon vesting, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they vest. If, however, a participant files an appropriate election under Section 83 (b) of the Internal Revenue Code of 1986 with the IRS within 30 days of the Issue Date of the restricted stock, the participant will be deemed to have received ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they are issued (the OElectionO). Gain or loss (if any) from a disposition of restricted stock after the participant recognizes any ordinary income (whether by vesting or an Election) will generally constitute short- or long-term capital gain or loss. The Company will be entitled to a tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or an Election.

    Phantom Stock. A share of phantom stock represents the right to receive the economic equivalent of a grant of restricted stock. Shares of phantom stock are subject to the same vesting requirements as are shares of restricted stock. Upon vesting of a share of phantom stock, the holder is entitled to receive cash in an amount equal to the sum of (i) the fair market value of a share of Common Stock as determined on the vesting date and (ii) the aggregate amount of cash dividends paid in respect of a share of Common Stock during the period commencing on the date of grant, and ending on the vesting date. The cash payment for phantom stock is treated the same as a cash bonus for federal income tax purposes and creates a deduction to the Company when paid. In addition, the value of a share of phantom stock (whether or not vested) is paid immediately upon the occurrence of a Change in Control of the Company. The Committee may not grant any cash bonus in connection with the grant of shares of phantom stock.

    Stock and Cash Bonuses. Bonuses payable in stock may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines. Upon the receipt of a stock bonus, a participant will recognize ordinary income for federal tax purposes in an amount equal to the fair market value of the stock at the time it is received. The Committee may grant, in connection with a grant of shares of restricted stock, a cash OtaxO bonus, payable when an employee is required to recognize income for federal income tax purposes with respect to such shares. The tax bonus may not be greater than the value of the shares of restricted stock at the time the income is required to be recognized. Any such bonus will result in ordinary income to the employee and a deduction to the Company. The grant of a cash bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of restricted stock, shares of phantom stock or stock bonuses may be granted pursuant to the Incentive Stock Plan.

    In General. If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grants under the Incentive Stock Plan. If any shares of restricted stock or phantom stock, or any shares of Common Stock granted as a stock bonus are forfeited or canceled for any reason, such shares shall again be available for grants under the Incentive Stock Plan. Shares of Common Stock issued as a stock bonus or on the exercise of options or on the vesting of a grant of restricted stock are not available for future issuance under the Incentive Stock Plan.

    The Incentive Stock Plan provides for an adjustment in the number of shares of Common Stock available to be issued under the Incentive Stock Plan, the number of shares subject to Incentive Awards, and the exercise prices of Options upon a change in the capitalization of the Company, a stock dividend or spat, a merger or combination of shares and certain other similar events. The Incentive Stock Plan also provides for the termination of Incentive Awards upon the occurrence of certain corporate events.

    The Incentive Stock Plan provides that participants may elect to satisfy certain federal income tax withholding requirements by remitting cash to the Company. In addition, the Incentive Stock Plan provides that, at the election of a participant, an unrelated broker-dealer acting on behalf of the participant may exercise Options granted to the participant and immediately sell the shares acquired on account of the exercise to raise funds to pay the exercise price of the Option and the amount of any withholding tax which may be due on account of the exercise.

    Shareholders Entitled to Vote and Vote Required for Approval. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed Incentive Stock Plan. Only shares voted OFORO or OAGAINSTO the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED INCENTIVE STOCK PLAN. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE PROPOSED INCENTIVE STOCK PLAN UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.

                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

    There were 5,181,085 shares of the CompanyOs Common Stock issued and outstanding on April 10, 1989 and Capston believes there were no stock issuances subsequent to that date. The following table presents certain information regarding the beneficial ownership of the CompanyOs common stock by (i)each person known by the Capston to own beneficially more than 5% of the outstanding shares of Common Stock, (ii)each of the CompanyOs directors, and (iii) all directors and officers as a group.

   Name of               Amount and Nature of        Percent
Beneficial Owner (1)     Beneficial Ownership        of Class

Stanley Adkins              1,978,203                 38.18%
39 Hill Street,
Roswell, Georgia 30077

Gary A. Beller                247,553                  4.77%
c/o The Beller Company
1900 The Exchange, Suite 125
Atlanta, Georgia 30339

John T. Cobb                   15,555                0.3002%
39 Hill Street,
 Roswell, Georgia 30077

Capston Network Company         2,000                0.0386%
1612 N. Osceola Ave.,
 Clearwater, Florida 33755

All Officers & Directors
as a Group (one person)         2,000                0.0386%

The above information, with the exception of information relating to the stock ownership of Capston, is taken from the last filed Proxy dated August 18, 1988. The transfer agent nor Capston has no information which would indicate this information is still not the best available. Capston believes that each of the above-named individuals has sole investment and voting power with regard to the securities listed opposite his name.


                     ADDITIONAL INFORMATION

    Additional materials enclosed herewith include (i) a copy of the CompanyOs Annual Report on Form 10-K for the years ended May 1989 to 1997, as filed with the Securities and Exchange
Commission on August 14, 1997 and (ii) a copy of the proposed Incentive Stock Plan. The Form 10-K and proposed Incentive Stock Plan are incorporated herein by this reference and all disclosures herein are qualified in their entirety by reference to such documents

    This solicitation is being conducted by Capston on behalf the Company. The cost of soliciting proxies will be advanced by Capston and reimbursed by the Company if, as and when a suitable business combination transaction is effected. The cost of solicitation including legal, accounting, printing, mailing and other miscellaneous expenses are estimated at $15,000. To date, CapstonOs out-of-pocket expenses have been approximately $2,000. There is no known opposition to the solicitation. In addition to solicitations by mail, directors, officers and regular employees of Capston may solicit proxies by telephone, telegram, fax or personnel solicitation. Brokers, nominees, fiduciaries and other custodians will be instructed to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed for their expenses.

    The persons designated as proxies to vote shares at the Meeting intend to exercise their judgment in voting such shares on other matters that may properly come before the Meeting. Except as described under the caption OConduct of the MeetingO Capston does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the Meeting.
          PROXY MARCI INTERNATIONAL IMPORTS, INC. PROXY

     This Proxy is Solicited by Capston Network Co. for the Special Meeting of Shareholders to be Held on -TO BE DETERMINED-
    The undersigned hereby appoints John L. Petersen and Lisa Duncan, and each of them, either one of whom may act without joinder of the other, each with full power of substitution and ratification, attorneys and proxies of the undersigned to vote all shares of common stock of the Company MARCI INTERNATIONAL IMPORTS, INC. which the undersigned is entitled to vote at a special meeting of Shareholders to be held at -TO BE DETERMINED-, in -TO BE DETERMINED- and at any and all adjournments thereof:

1. FOR the ratification of all actions of Capston Network Co. (OCapstonO) in (i) effecting a renewal, revival and restoration of the CompanyOs Certificate of Incorporation; and (ii) filing the reports and other documents necessary to bring the Company current with respect to its reporting obligations under the Securities Exchange Act of 1934;
                    nFOR            nAGAINST    nABSTAIN  nBROKER
       NON-VOTE
2.         FOR the proposed amendment to ARTICLE III, Section  1.
       of the CompanyOs By-laws to permit a single-member Board of Directors until such time as the total stockholdersO equity of the Company exceeds $500,000;
                    nFOR            nAGAINST    nABSTAIN  nBROKER
       NON-VOTE
3. FOR the election of Sally A. Fonner to serve as the sole member of the Board of Directors until the 1998 annual Meeting of Shareholders, or until her successor is elected and qualified;
            nFOR            nAGAINST    nABSTAIN  nBROKER NON-VOTE
4.        PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION.
          (a)To  effect  a  reverse  split  of  all  issued   and
          outstanding shares of Common Stock in the ratio of  one
          (1) share of new Common Stock for each 18 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares of Common Stock issued and outstanding;
         nFOR      nAGAINST       nABSTAIN    nBROKER NON-VOTE
          (b)To increase the authorized Common Stock of the Company to 25,000,000 shares;
         nFOR      nAGAINST       nABSTAIN    nBROKER NON-VOTE
          (c)To increase the authorized Preferred Stock of the Company to 5,000,000 shares;
         nFOR      nAGAINST       nABSTAIN    nBROKER NON-VOTE
          (d)To authorize the Board of Directors to change the CompanyOs name without additional stockholder approval in connection with a business combination transaction of the type contemplated by the Plan;
         nFOR      nAGAINST       nABSTAIN    nBROKER NON-VOTE
5. PROPOSED COMPENSATION SHARE ISSUANCE. To approve the issuance of approximately 300,000 shares of Common Stock to persons designated by Capston as compensation for services rendered in connection with the implementation of the Plan;
             nFOR            nAGAINST    nABSTAIN  nBROKER NON-VOTE
6. TO consider and vote upon a proposal which will give the Board of Directors authority to pay an in-kind
       FinderOs   Fee  to  unrelated  third  party  finders   who
       introduce the Company to a suitable acquisition prospect;
                    nFOR  nAGAINST    nABSTAIN  nBROKER NON-VOTE

7.          PROPOSED   AUTHORIZATION  OF   STOCK   ISSUANCE.   To
       authorize   the   Board   of   Directors   to   issue   an
       indeterminate number of shares of Common Stock to unrelated third parties, all without prior stockholder approval, in connection with a business combination of the type contemplated by the Plan;
                    nFOR   nAGAINST    nABSTAIN  nBROKER NON-VOTE
8. PROPOSED INCENTIVE STOCK PLAN. To approve the proposed Incentive Stock Plan which will permit the grant of incentive equity awards to eligible employees of the Company.
                    nFOR  nAGAINST    nABSTAIN  nBROKER NON-VOTE

9.         IN  their discretion upon such other matters which may
       properly  come  before  the meeting  and  any  adjournment thereof.
                    nFOR            nAGAINST    nABSTAIN  nBROKER
       NON-VOTE

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE
      VOTED FOR THE DIRECTOR NOMINEE AND FOR ALL PROPOSALS.
      The undersigned hereby revokes any Proxy previously given in respect of the Annual Meeting.



Dated: _____________________, 1997


_______________________________________
                              Signature of Stockholder(s)

Note: Signature should agree with the
                              name on stock certificate as
printed thereon.
                              Executors, administrators and
                              other fiduciaries should so
indicate when signing.


   ___ I Plan to personally attend the Special Meeting of the
                          Shareholders
       PLEASE DATE, SIGN AND RETURN THIS PROXY TO CAPSTON
           IN THE ENCLOSED ENVELOPE.        THANK YOU.
                Marci International Imports, Inc.
                      INCENTIVE STOCK PLAN

1. Purpose of the Plan

     This  Incentive  Stock  Plan  is  intended  to  promote  the interests of Marci International Imports, Inc., a Georgia corporation (the OCompanyO), by providing the employees of the Company, who will be largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

2. Definitions

    As used in the Plan, the following definitions apply to the terms indicated below:

    (a)OBoard of DirectorsO shall mean the Board of Directors of Marci International Imports, Inc., a Georgia corporation.

    (b)OCause,O when used in connection with the termination of a ParticipantOs employment with the Company, shall mean the termination of the ParticipantOs employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the CompanyOs conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the CompanyOs Policies and Procedures Manual, if any, then in effect.

    (c)OCash BonusO shall mean an award of a bonus payable in cash pursuant to Section 10 hereof.

   (d)OChange in ControlO shall mean:

       (1)a Ochange in controlO of the Company, as that term is contemplated in the federal securities laws; or

      (2)the occurrence of any of the following events:

           (A)any Person becomes, after the effective date of this Plan, the Obeneficial ownerO (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the CompanyOs then outstanding securities; provided, that the acquisition of additional voting securities, after the effective date of this Plan, by any Person who is, as of the effective date of this Plan, the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the CompanyOs then outstanding securities, shall not constitute a OChange in ControlO of the Company for purposes of this Section 2(d).

           (B)a majority of individuals who are nominated by the Board of Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors, or

           (C)the Board of Directors determines in its sole and absolute discretion that there has been a change in control of the Company.

    (e)OCodeO shall mean the Internal Revenue Code of 1986, as amended from time to time.

    (f)OCommitteeO shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

    (g)OCommon StockO shall mean the CompanyOs Common Stock, par value $.01 per share.

    (h)OCompanyO shall mean Marci International Imports, Inc.,  a
Georgia corporation, and each of its Subsidiaries, and its successors.

    (i)OExchange ActO shall mean the Securities Exchange  Act  of
1934, as amended from time to time.

    (j)the OFair Market ValueO of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System (ONASDAQO) or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation BureauOs OPink SheetsO or the National Association of Securities DealersO OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

    (k)OIncentive AwardO shall mean an Option, a share of Restricted Stock, a share of Phantom Stock, a Stock Bonus or Cash
Bonus granted pursuant to the terms of the Plan.

    (l)OIncentive Stock OptionO shall mean an Option which is an Oincentive stock optionO within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

    (m)OIssue DateO shall mean the date established by the Committee on which certificates representing shares of Restricted
Stock  shall  be issued by the Company pursuant to the  terms  of
Section 7(d) hereof.

    (n)ONon-Qualified Stock OptionO shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

    (o)OOptionO shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

    (p)OParticipantO shall mean a full-time employee of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

    (q)OPersonO shall mean a Operson,O as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

    (r)a share of OPhantom StockO shall represent the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein.

    (s)OPlanO  shall mean the Marci International  Imports,  Inc.
Incentive Stock Plan, as it may be amended from time to time.

     (t)OQualified Domestic Relations OrderO shall mean a qualified domestic relations order as defined in the Code, in Title I of the Employee Retirement Income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

    (u)a share of ORestricted StockO shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in
Section 7 (c) hereof for so long as such restrictions continue to apply to such share.

    (v)OSecurities ActO shall mean the Securities Act of 1933, as amended from time to time.

    (w)OStock BonusO shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

    (x)OSubsidiaryO or OSubsidiariesO shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with 50% or more of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code..

    (y)OVesting DateO shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3. Stock Subject to the Plan

    Under  the Plan, the Committee may grant to Participants  (i)
Options, (ii) shares of Restricted Stock, (iii) shares of Phantom
Stock, (iv) Stock Bonuses and (v) Cash Bonuses.

    The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate at any time does not exceed 10% of that number of shares of Common Stock which equals 10% of the total numer of shares of Common Stock outstanding immediately after the completion of the first business combination transaction between the Company and a third party acquisition candidate. The grant of a Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

    If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

    Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4. Administration of the Plan

    The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a Odisinterested personO within the meaning of Rule 16b-3(c)(2) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the employees of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

    The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

    The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable, (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iv) accelerate the Vesting Date or waive any condition imposed pursuant to Section 8 hereof, with respect to any share of Phantom Stock granted under the Plan.

    In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such Section 3 until Such time as such Incentive Awards are surrendered.

    Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

    No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneysO fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligibility

    The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such full-time employees of the Company as the Committee, in its absolute discretion, shall select from time to time. At the date hereof, the Company does not have any employees who are eligible to participate in the Plan.

6. Options

    The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

   (a)Identification of Options

     All   Options  granted  under  the  Plan  shall  be  clearly
identified  in  the agreement evidencing such Options  as  either
Incentive Stock Options or as Non-Qualified Stock Options.

   (b)Exercise Price

    The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Except as provided in Section 6(d) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

   (c)Term and Exercise of Options

       (1)Each  Option  shall  be exercisable  on  such  date  or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

       (2)Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

       (3)An Option shall be exercised by delivering notice to the CompanyOs principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashierOs check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or (iii) partly in shares of Common Stock with the balance in cash, by certified check, bank cashierOs check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

       (4)Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

       (5)Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

       (6)During the lifetime of a Participant each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

   (d)Limitations on Grant of Incentive Stock Options

       (1)The aggregate Fair Market Value of shares of Common Stock with respect to which Oincentive stock optionsO (within the meaning of Section 422, without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan (and any other stock option plan of the Company, or any subsidiary of the Company shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such
   Incentive Stock Option is granted. If such aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

        (2)No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns, directly or indirectly (based on the attribution rules in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

   (e)Effect of Termination of Employment

       (1)If the employment of a Participant with the Company shall terminate for any reason other than Cause, Opermanent and total disability (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

       (2)If the employment of a Participant with the Company shall terminate as a result of the Opermanent and total disability (within the meaning of Section 22(e)(3) of the
   Code) of the Participant, the voluntary retirement of the Participant in accordance with the CompanyOs retirement policy as then in effect or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

       (3)In the event of the termination of a ParticipantOs employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

   (f) Acceleration of Exercise Date Upon Change in Control

    Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7. Restricted Stock

    The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

   (a)Issue Date and Vesting Date

    At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

   (b)Conditions to Vesting

    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

   (c)Restrictions on Transfer Prior to Vesting

    Prior to the vesting of a share of Restricted Stock, no transfer of a ParticipantOs rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such fights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

   (d)Issuance of Certificates

       (1)Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares: provided, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

     The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Marci International Imports, Inc. Incentive Stock Plan and an Agreement entered into between the registered owner of such shares and Marci International Imports, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of Marci International Imports, Inc., 1612 N. Osceola Avenue, Clearwater, FL 33755.

   Such   legend  shall  not  be  removed  from  the  certificate
   evidencing such shares until such shares vest pursuant to the terms hereof.

        (2)Each  certificate  issued  pursuant  to  Paragraph   7
   (d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

   (e)Consequences Upon Vesting

    Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7 (d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 7(d) hereof, provided, however, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

   (f)Effect of Termination of Employment

       (1)If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 7(b). Such portion may equal zero.

       (2)In the event of the termination of a ParticipantOs employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

   (g)Effect of Change in Control

    Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occur-red) shall immediately vest.

8. Phantom Stock

    The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

   (a)Vesting Date

    At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 8(c) hereof are satisfied, and except as provided in Section 8(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

   (b)Benefit Upon Vesting

    Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 90 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

   (c)Conditions to Vesting

    At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

   (d)Effect of Termination of Employment

       (1)If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(c). Such portion may equal zero.

       (2)In the event of the termination of a ParticipantOs employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

   (e)Effect of Change in Control

    Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested shall immediately vest.

9. Stock Bonuses

    The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10.Cash Bonuses

    The Committee may, in its absolute discretion, grant in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

11.Adjustment Upon Changes in Common Stock

   (a)Outstanding Restricted Stock and Phantom Stock

    Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to Paragraph 7 (d) (2) hereof.

    The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (b)Outstanding  Options,  Increase  or  Decrease  in  Issued
Shares Without Consideration

    Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option.

   (c)Outstanding Options, Certain Mergers

    Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger of consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

   (d)Outstanding Options, Certain Other Transactions

    In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the CompanyOs assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

   (1)cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a. share of Common Stock as a result of such event over (B) the exercise price of such Option; or

   (2)provide   for  the  exchange  of  each  Option  outstanding
   immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

   (e)Outstanding Options. Other Changes

    In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 11(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

   (f)No Other Rights

    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

12.Rights as a Shareholder

    No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.No Special Employment Rights; No Right to Incentive Award

    Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

    No person shall have any claim or right to receive an Incentive Award hereunder. The CommitteeOs granting of an
Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.Securities Matters

    (a)The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of
Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

    (b)The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.Withholding Taxes

    Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

16.Amendment of the Plan

    The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

17.No Obligation to Exercise

    The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

18.Transfers Upon Death

    Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the ParticipantOs estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

19.Expenses and Receipts

    The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive
Award will be used for general corporate purposes.

20.Failure to Comply

    In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

21.Effective Date and Term of Plan

    The Plan was adopted by the Board of Directors effective June 15, 1997, subject to approval by the shareholders of the Company in accordance with applicable law, the requirements of Section 422 of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after June 16, 2007. Incentive Awards may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not approved by the CompanyOs shareholders, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

    IN WITNESS WHEREOF, this Incentive Stock Plan has been executed in Tampa, Florida this ___th day of June, 1998.

Marci International Imports, Inc.





Sally A. Fonner, Sole Director